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                                  UNITED STATES
                                  -------------
                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549
                             ----------------------

                          ____________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  October 24, 2002


                              CARNIVAL CORPORATION
             (Exact name of registrant as specified in its charter)




Republic of Panama                 1-9610                    59-1562976
(State or other jurisdiction       (Commission               (I.R.S. Employer
 of incorporation)                 File Number)              Identification No.)


3655 N.W. 87/th/ Avenue, Miami, Florida          33178-2428
(Address of principal executive offices)         (zip code)


Registrant's telephone number, including area code:  (305) 599-2600

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Item 5.   Other Events and Regulation FD Disclosure.

          On October 24, 2002, Carnival Corporation (the "Registrant") issued a press release relating to its pre-conditional proposal to enter into a dual listed company structure with P&O Princess Cruises plc ("P&O Princess"), which will be coupled with an offer to exchange up to 20% of P&O Princess' issued Ordinary Shares for shares of the Common Stock of Carnival. The press release relating to the proposal is attached as Exhibit 99.1 to this report and is incorporated in this item by reference.

Item 7.   Financial Statements and Exhibits.

          (c)    Exhibits

Exhibit       Exhibit Description
-------       -------------------

99.1          Press Release of the Registrant dated October 24, 2002.
99.2 Form of Offer and Implementation Agreement between the Registrant and P&O Princess.
99.3 Form of Third Amended and Restated Articles of Incorporation of the Registrant.
99.4          Form of Amended and Restated Bylaws of the Registrant.
99.5          Form of Memorandum of Association of P&O Princess.
99.6          Form of Articles of Association of P&O Princess.
99.7 Form of Equalization and Governance Agreement between the Registrant and P&O Princess.
99.8 Form of Carnival Deed Poll Guarantee by the Registrant in favor of creditors.
99.9 Form of P&O Princess Deed Poll Guarantee by P&O Princess in favor of creditors.
99.10 Form of Carnival Deed Poll by the Registrant in favor of P&O Princess Shareholders.
99.11         Form of SVC Special Voting Deed.

                                       2

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                                   Signatures

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2002


                                        CARNIVAL CORPORATION



                                        By: /s/ Gerald R. Cahill
                                            ------------------------------------
                                            Gerald R. Cahill
                                            Senior Vice President Finance and
                                            Chief Financial Officer

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                                  Exhibit List

Exhibit                                Description
-------                                -----------

99.1         Press Release of the Registrant dated October 24, 2002.
99.2 Form of Offer and Implementation Agreement, between the Registrant and P&O Princess.
99.3 Form of Third Amended and Restated Articles of Incorporation of the Registrant.
99.4         Form of Amended and Restated Bylaws of the Registrant.
99.5         Form of Memorandum of Association of P&O Princess.
99.6         Form of Articles of Association of P&O Princess.
99.7 Form of Equalization and Governance Agreement between the Registrant and P&O Princess.
99.8 Form of Carnival Deed Poll Guarantee by the Registrant in favor of creditors.
99.9 Form of P&O Princess Deed Poll Guarantee by P&O Princess in favor of creditors.
99.10 Form of Carnival Deed Poll by the Registrant in favor of P&O Princess Shareholders.
99.11        Form of SVC Special Voting Deed.